NEW COVENANT FUNDS

New Covenant Growth Fund
(the "Fund")

Supplement dated July 2, 2019
to the Prospectus (the "Prospectus") dated October 31, 2018, as amended on January 4, 2019 and May 13, 2019

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the fees and expenses of the Fund.

Changes to the Fees and Expenses of the Fund

In the Fund Summary for the Fund, under the heading "Fees and Expenses" (but excluding the sub-heading titled "Portfolio Turnover"), the text and tables are hereby deleted and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.47%
Distribution (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	0.97%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
New Covenant Growth Fund	$99	$309	$536	$1,190

There are no other changes to the Fees and Expenses of the Fund.

Changes to the Fee Waiver Disclosure

In the section titled "Investment Adviser and Sub-Advisers," under the sub-section titled "Information About Fee Waivers," the text relating to the Fund in the second table is hereby deleted and replaced with the following:

Fund Name	Expected Total Annual Fund Operating Expenses (before voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Growth Fund	0.97%	0.72%	0.72%

*  AFFE reflects the estimated amount of fees and expenses that will be incurred indirectly by the Funds through their investments in other investment companies during the current fiscal year.

In the same section, under the same sub-section, the third table is hereby deleted and replaced with the following:

Fund Name	Investment Advisory Fees	Expected Investment Advisory Fees After Fee Waivers for the current fiscal year
Growth Fund	0.47%	0.22%

There are no other changes to the fee waiver disclosure of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1230 (7/19)